THE MARSICO INVESTMENT FUND

Supplement dated April 30, 2010 to the Prospectus and the Statement of Additional Information dated February 1, 2010

Effective May 1, 2010, all references to the Columbia Cash Reserves Fund have been changed to the BofA Cash Reserves Fund, in order to reflect a name change by the Columbia Cash Reserves Fund to the BofA Cash Reserves Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE